UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2004

WITS BASIN PRECIOUS MINERALS INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota	1-12401	84-1236619

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

520 Marquette Avenue, Suite 900
Minneapolis, Minnesota	55402

(Address of Principal Executive Offices)	(Zip Code)

612.349.5277
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events

On May 28, 2004, the Company completed a financing transaction resulting in gross proceeds of $650,000 (approximately $525,000 net after expenses related to the financing) by issuing an 18-month secured convertible promissory note to Pandora Select Partners LP (“Pandora”), a Virgin Islands fund. In lieu of cash, the Company may satisfy its repayment obligations by issuing shares of its common stock, at a price equal to the average of the closing bid price of the common stock during the 30 trading days prior to payment, which shall be no less than $0.35 and no greater than $0.65 per share, provided that the shares to be issued have been registered for resale under the Securities Act of 1933. The note is secured by substantially all of the Company’s assets. As further consideration for the financing, the Company issued to Pandora a 5-year warrant to purchase up to 928,571 shares of its common stock at a price of $0.40 per share, subject to adjustment. The Company also paid $40,000 in cash and issued warrants to purchase an aggregate of 200,000 shares of its common stock to two affiliates of Pandora as origination fees.

The note is secured by a personal guaranty provided by Wayne W. Mills, a shareholder and former director of the Company. As consideration for the guaranty and for advisory related services, the Company paid Mr. Mills or his affiliate $48,750 and $25,000, respectively, and agreed to issue to Mr. Mills or his affiliate 5-year warrants to purchase, at an exercise price of $0.40 per share, 375,000 and 100,000 shares of its common stock, respectively.

The foregoing is qualified in its entirety by reference to the Purchase Agreement, which is being filed as Exhibit 10.1 to this Current Report on Form 8-K; and such exhibit is incorporated herein by reference. In addition, the Company is attaching as Exhibit 99.1 a Press Release dated June 1, 2004, with respect to the secured convertible promissory note, which is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not required

(b) Not required

(c) Exhibits

Exhibit	Description of Document

4.1	Form of Warrant issued to Pandora Select Partners, L.P.
4.2	Form of Warrant issued to two affiliates of Pandora Select Partners, L.P.
10.1	Purchase Agreement by and among Wits Basin Precious Minerals Inc. and Pandora Select
Partners L.P. dated May 28, 2004.
10.2	Secured Convertible Promissory Note by Wits Basin Precious Minerals Inc. to Pandora Select
Partners L.P. dated May 28, 2004.
10.3	Registration Rights Agreement by and among Wits Basin Precious Minerals Inc. and Pandora
Select Partners L.P. dated May 28, 2004.
10.4	Security Agreement by and between Wits Basin Precious Minerals Inc. and Pandora Select
Partners L.P. dated May 28, 2004.
99.1	Press Release dated June 1, 2004.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wits Basin Precious Minerals Inc.

Date: June 4, 2004	By:	/s/ Mark D. Dacko

Mark D. Dacko
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Document

4.1	Form of Warrant issued to Pandora Select Partners, L.P.
4.2	Form of Warrant issued to two affiliates of Pandora Select Partners, L.P.
10.1	Purchase Agreement by and among Wits Basin Precious Minerals Inc. and Pandora Select
Partners L.P. dated May 28, 2004.
10.2	Secured Convertible Promissory Note by Wits Basin Precious Minerals Inc. to Pandora Select
Partners L.P. dated May 28, 2004.
10.3	Registration Rights Agreement by and among Wits Basin Precious Minerals Inc. and Pandora
Select Partners L.P. dated May 28, 2004.
10.4	Security Agreement by and between Wits Basin Precious Minerals Inc. and Pandora Select
Partners L.P. dated May 28, 2004.
99.1	Press Release dated June 1, 2004.